SunAmerica Equity Funds
Sub-Item 77Q1(a)

Amendment to Declaration of Trust, dated as of January 19, 2012.
Incorporated herein by reference to Post-Effective Amendment
No. 54 to the Trust's Registration Statement on Form N-1A
(File No. 33-8021) filed on January 27, 2012.